1 LCI INDUSTRIES INVESTOR PRESENTATION MAY 2021

2 LCI INDUSTRIESFORWARD-LOOKING STATEMENTS This presentation contains certain “forward-looking statements” with respect to our financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, growth opportunities, acquisitions, plans and objectives of management, markets for the Company’s common stock, the impact of legal proceedings, and other matters. Statements in this presentation that are not historical facts are “forward-looking statements” for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, and involve a number of risks and uncertainties. Forward-looking statements, including, without limitation, those relating to the Company's future business prospects, net sales, expenses and income (loss), capital expenditures, tax rate, cash flow, financial condition, liquidity, covenant compliance, retail and wholesale demand, integration of acquisitions, R&D investments, and industry trends, whenever they occur in this presentation are necessarily estimates reflecting the best judgment of the Company's senior management at the time such statements were made. There are a number of factors, many of which are beyond the Company’s control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include, in addition to other matters described in this presentation, the impacts of COVID-19, or other future pandemics, on the global economy and on the Company's customers, suppliers, employees, business and cash flows, pricing pressures due to domestic and foreign competition, costs and availability of, and tariffs on, raw materials (particularly steel and aluminum) and other components, seasonality and cyclicality in the industries to which we sell our products, availability of credit for financing the retail and wholesale purchase of products for which we sell our components, inventory levels of retail dealers and manufacturers, availability of transportation for products for which we sell our components, the financial condition of our customers, the financial condition of retail dealers of products for which we sell our components, retention and concentration of significant customers, the costs, pace of and successful integration of acquisitions and other growth initiatives, availability and costs of production facilities and labor, team member benefits, team member retention, realization and impact of expansion plans, efficiency improvements and cost reductions, the disruption of business resulting from natural disasters or other unforeseen events, the successful entry into new markets, the costs of compliance with environmental laws, laws of foreign jurisdictions in which we operate, other operational and financial risks related to conducting business internationally, and increased governmental regulation and oversight, information technology performance and security, the ability to protect intellectual property, warranty and product liability claims or product recalls, interest rates, oil and gasoline prices and availability, the impact of international, national and regional economic conditions and consumer confidence on the retail sale of products for which we sell our components, and other risks and uncertainties discussed more fully under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, and in the Company’s subsequent filings with the Securities and Exchange Commission. Readers of this presentation are cautioned not to place undue reliance on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. The Company disclaims any obligation or undertaking to update forward-looking statements to reflect circumstances or events that occur after the date the forward- looking statements are made, except as required by law. This presentation includes certain non-GAAP financial measures, such as adjusted diluted earnings per share, EBITDA, adjusted EBITDA, net debt to EBITDA leverage, and free cash flow. These non-GAAP financial measures should not be considered a substitute for the comparable GAAP financial measures. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure are included in the Appendix to this presentation. This presentation also includes certain forward-looking non-GAAP financial measures, such as forward-looking targets for net debt to EBITDA leverage. The Company is unable to provide a reconciliation of forward-looking non-GAAP financial measures to their most directly comparable GAAP financial measures because the Company is unable to provide, without unreasonable effort, a meaningful or accurate calculation or estimation of amounts that would be necessary for the reconciliation due to the complexity and inherent difficulty in forecasting and quantifying future amounts or when they may occur. Such unavailable information could be significant to future results.

3 COMPANY OVERVIEW

4 LCI INDUSTRIES Fiscal Year 2020 Key Metrics Year-over-Year Growth $2,796 M IN NET SALES +18% $223 M Operating Profit +11% $328 M ADJUSTED EBITDA +19% $6.49 ADJUSTED DILUTED EPS +11% LCI AT A GLANCE Note: See the Appendix to this presentation for reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures A leading supplier of highly engineered components primarily to the OEMs of recreational vehicles, buses, trailers, trucks, boats, trains, manufactured housing, and their related Aftermarkets.

5 LCI INDUSTRIESINVESTMENT HIGHLIGHTS  Leading market share with unmatched depth and breadth of products  Deep culture rooted in innovation, technology, and operational excellence  Compelling industry tailwinds, including high-margin growing Aftermarket, robust millennial demand, and recent trends in adventure camping  Expansion opportunities leveraging core strengths in attractive Adjacent industries  Proven strategy to support global expansion and diversification  Extensive track record of accretive M&A  Leadership team of 27 senior leaders with over 350 years aggregate experience at LCI  Strong track record of financial performance  Healthy balance sheet and balanced capital deployment strategy

BUSINESS OVERVIEW

LCI INDUSTRIES


Scaled High-Variation Production
LCI serves 3 critical customer needs
High Variation / Short Runs at Scale
Small batch manufacturing with the benefits of scale
Specialized / Engineered Components
Products require some level of design / engineering
Mid-Spec Requirements
Non-commoditized products that meet mid-spec tolerances
With 7 core competencies
Metal Fabrication & Welding
Lamination
Glass Fabrication
Cut & Sew
Power & Motion Systems
Electronics
Plastics Forming
Applicable across a number of customer segments
Recreational Vehicle
Marine
Transit & School Bus
Equestrian & Cargo Trailers
Heavy & Light Trucking
Housing & Building Products
Other (e.g. Rail and Industrials)
OEMs
Aftermarket

6

7 LCI INDUSTRIES Breadth and Depth of Product Offerings Industries BREADTH AND DEPTH OF PRODUCT OFFERINGS  Towable RV Chassis  Furniture  Windows and Windshields  Entry and Baggage Doors  Mattresses  Slide-Out Mechanisms  Awnings  Axles  Steps  Leveling Systems  Suspension Enhancements  Showers and Sinks  Electronic Components  Branded Towing Products  Truck Accessories  RV  Aftermarket  Marine  Bus  Freight/Fleet  College/Hospitality  Heavy & Light Truck  Manufactured Homes  Modular Housing  Cargo  Train

8 LCI INDUSTRIES  Our passion to win, coupled with a robust growth strategy, drive us to be a leader in every market we enter  We believe our industry-leading innovation, the quality of our products, and customer relationships will drive sales and profitability  We strive to leverage the manufacturing skill sets and capabilities of our strong and tenured leadership teams, combined with our extensive purchasing expertise, technologies and processes, geographic coverage, and wide-reaching customer base to rapidly grow sales in our targeted channels  We believe our strong cash flows and extensive acquisition knowledge enable us to strategically target companies to drive growth and innovation in addition to overall strategic business diversification LCI Leadership VISION AND VALUES To be a leading supplier for component parts manufacturing in the markets in which we compete From left to right: Andrew Namenye (EVP & CLO), Jamie Schnur (Group President, Aftermarket), Nick Fletcher (EVP & Chief HR Officer), Jason Lippert (President & CEO), Brian Hall (EVP & CFO), Ryan Smith (Group President, North America), Andy Murray (Chief Sales Officer) We will strive to drive superior returns to all of our teams ... our PEOPLE, our CUSTOMERS, and our SHAREHOLDERS

9 LCI INDUSTRIESCULTURE OF INNOVATION AND TECHNOLOGY  R&D expertise and innovation remains a core component of LCl's long-term strategy  Expanding OneControl capabilities to integrate into customer support; success continues as customers increasingly seek technologically sophisticated products  Announced new Vice President of Innovation, responsible for overseeing LCl's new product innovation and driving improvements across existing offerings

10 LCI INDUSTRIES WORLD-CLASS OPERATIONS DRIVEN BY A CULTURE OF CARING Our Social Impact Philosophy  Bringing our core values to life through leadership development and the LCI Dream Achiever program  Supporting hundreds of nonprofit organizations by donating our time and talents  Encouraging our team members to support their communities through charitable giving and volunteer work  Integrating social responsibility into our business processes to continue to build a better work environment Striving to make lives better through meaningful relationships with our CO-WORKERS, our CUSTOMERS, and our COMMUNITIES

11 LCI INDUSTRIES DRIVING SUSTAINABILITY THROUGH ECO-FRIENDLY OPERATIONS We are committed to the safety of our environment and our communities through conscious resource selection and process improvements that aim to lessen the impact of manufacturing processes. Current environmental initiatives include:  Implementation of solar energy at four facilities as a safe and renewable energy alternative  Replacement of harsh, solvent-borne liquid coatings with environmentally- friendly materials in our manufacturing processes  Use of eco-friendly coating processes on metal products to reduce smog production, creating a healthier environment for our team members  Use of scrap metal, plastic, and cardboard recycling programs within our facilities 400 Tons of toxic chemicals eliminated annually 2.2m Solar KW hours powered each year 1,100+ Tons of ABS plastic scraps reground annually

12 LCI INDUSTRIES $563 $4,113 $607 $4,960 $237 $956 $1,389 $1,026 $2,796 $11,055 EXPANDING OUR GROWTH POTENTIAL 1 1 Amounts in millions | Note: "Opportunity" amounts represent Management's estimate of the size of the addressable market, excluding the Company's current net sales to those markets; estimates above have been revised to exclude actual and potential Furrion sales Total Net Sales RV Net Sales Aftermarket Net Sales Marine and Emerging Net SalesInternational Net Sales Over $11B in growth opportunity through various markets as we continue to diversify Additional Opportunity LCI Industries

GROWING END MARKETS TO REDUCE CYCLICALITY

LCI INDUSTRIES


2016 Net Sales
2020 Net Sales
2022E Net Sales
North America RV - OEM
Adjacent Industries
Aftermarket
International

Our goal is to **grow Adjacent, Aftermarket, and International** to be ~60% of net sales by the end of 2022 to improve diversification of North American RV industry

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14 LCI INDUSTRIES 50% 20% 22% 8% 2020 Sales by End Market POSITIONED TO CAPITALIZE ON INDUSTRY TAILWINDS  RVIA estimates a record high 522,000 – 544,000 RV unit shipments for FY 2021  46 million Americans will likely take an RV road trip over the next 12 months  Vibrant secondary RV market - approximately two-thirds of the over nine million RV owners purchased their RV previously owned  Great American Outdoors Act signed into law in August 2020 to provide needed maintenance for facilities and infrastructure in national parks, forests, wildlife refuges, and recreation areas, as well as annual funding to invest in conservation and recreation opportunities across the United States  Millennials continue to fuel growth, making up 31% of the total U.S. population and 37% of all campers Source: Kampgrounds of America ("KOA"), Recreational Vehicle Industry Association (“RVIA”) The North American Outdoor Recreation Industry generates approximately $788 Billion in real gross output per annum RV Unit Shipments RV Market Share by Age North America RV - OEM Adjacent Industries Aftermarket International 252 286 321 357 374 431 505 484 406 430 533 2011A 2012A 2013A 2014A 2015A 2016A 2017A 2018A 2019A 2020A 2021E 0% 10% 20% 30% 40% 2014 2015 2016 2017 2018 2019 25-34 35-44 45-54 55-64 65-74 75+

15 LCI INDUSTRIESGROWING AFTERMARKET SEGMENT  Multiple channels including wholesale distributors, direct to dealer, and direct to consumer (e-commerce)  Multiple product categories including functional accessories, repair parts, replacement parts, and upgrades  Strong service department established on the supply side  Dealers rely on LCI as a key technical resource to provide a high level of satisfaction to customers  Used RV market is estimated to be double the size of the new RV market each year Aftermarket Net Sales ($M) $233 $280 $628 2018 2019 2020

LCI INDUSTRIES

ATTRACTIVE AFTERMARKET GROWTH OPPORTUNITIES

- CURT has an 18-year history of consistent annual sales growth; 5-year sales CAGR of 6%
- Truck and towing Aftermarket is combined $7.5 billion+ addressable market, expected to grow
- Enables distribution channel diversification, with significant opportunities in e-commerce



Expansive North American Distribution Network


Distribution Facilities
Other Offices

Source: Company Management

CURT 2020 Statistics

Year-over-year increase in products ordered via e-commerce

+75%

Year-over-year increase in quantity of CURT hitches sold

+26%

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LCI INDUSTRIES

GLOBAL EXPANSION OPPORTUNITY

- Grew year-over-year international sales by 50% in Q1 2021
- Working closely with Erwin Hymer Group, owned by Thor Industries, to further expand LCI products and technologies in European markets
- Acquired Schaudt in 2021 – Deepening presence in Germany
- Acquired Polyplastic in 2020 - Premier window supplier to the caravanning industry
- Acquired Lavet in 2019 - Expanding European presence
- Acquired Lewmar in 2019 - Provides core marine products to build upon in Europe
- Acquired Ciesse in 2019 - Railway interior products and systems

International Net Sales ($M)


$104
$146
$237
2018
2019
2020



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18 LCI INDUSTRIESACQUISITION STRATEGY  Over 50 acquisitions in the last 20 years  Majority of last 20 acquisitions focused outside of North American RV Industry  Acquisition target characteristics:  Great leadership  Product innovation  Consistency with our core manufacturing disciplines  Niche Markets  Favorable competitive landscape  Typical synergies to improve EBITDA turns 2x  Purchasing power  Cross-selling opportunities  Capital infusion to drive growth

19 LCI INDUSTRIESHIGHLY EXPERIENCED MANAGEMENT TEAM Tenured management team averaging 23+ years of experience Jason D. Lippert President & Chief Executive Officer Years of Experience: 27Brian M. Hall Executive Vice President & Chief Financial Officer Years of Experience: 24 Nick Fletcher Executive Vice President & Chief Human Resources Officer Years of Experience: 35 Andrew Namenye Executive Vice President & Chief Legal Officer Years of Experience: 14 Jamie Schnur Group President - Aftermarket Years of Experience: 25 Andy Murray Chief Sales Officer Years of Experience: 27 Ryan Smith Group President – North America Years of Experience: 15

20 FINANCIAL OVERVIEW

21 LCI INDUSTRIES Initial Response to COVID-19  Suspended production in March 2020  Reduced compensation of executive leadership team, general managers, and Board of Directors  Enacted workforce reductions, temporary hiring freezes and furloughs  Executed aggressive working capital management strategies and reduced non-critical business expenses Resuming Production and Meeting Increased Demand Levels  Restarted production for the majority of facilities beginning in May 2020 and later reversed compensation reductions  Ramped up production to meet increased demand for RVs and outdoor recreational products from consumers seeking safe alternatives to travel for vacations and getaways  Industry wholesale RV shipments for 2020 totaled roughly 430,000 units, which was the fourth highest wholesale year on record  Wholesale shipments of RVs in North America hit a record 148,507 units in the first quarter of 2021, nearly 10% above the previous record  Continued to invest in R&D and expand the product portfolio  Implemented heightened health and safety measures:  Screening team members for potential symptoms  Extensive and frequent disinfecting of workspaces  Social distancing restrictions for production personnel MANAGEMENT’S RESPONSE TO COVID -19 LCI took the steps below to manage the short-lived challenges initially brought on by COVID-19. Since May 2020, there has been a rapid recovery in demand levels Source: RVIA

22 LCI INDUSTRIES $2,476 $2,371 $2,796 $660 $1,000 2018 2019 2020 Q1 2020 Q1 2021 Sales Trend ($M) EBITDA ($M) STRONG AND CONSISTENT HISTORICAL FINANCIAL RESULTS 2020 net sales were up 18% year-over-year, driven by RV shipments increasing 6% over the same period as retail demand rebounded sharply following COVID-19 shutdowns Adjusted Diluted EPS ($ per share) Note: See the Appendix to this presentation for reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures $266 $276 $321 $69 $126 10.7% 11.6% 11.5% 10.4% 12.6% 2018 2019 2020 Q1 2020 Q1 2021 $5.86 $5.84 $6.49 $1.31 $2.93 2018 2019 2020 Q1 2020 Q1 2021

23 LCI INDUSTRIES ($ in millions) 2018 2019 2020 Q1 2020 Q1 2021 Sales $2,243 $2,092 $2,168 $532 $816 Operating Profit $167 $165 $156 $43 $79 % of sales 7.5% 7.9% 7.2% 8.1% 9.7% Key Drivers  Surge in retail demand, as new consumers and their families enter the RV lifestyle and recognize the benefits of RV  Industry wholesale RV shipments for the LTM period ended 3/31/2021 totaled roughly 478,000 units  Adjacent Industries now account for over 30% of OEM segment sales OEM SEGMENT CONTINUES TO PERFORM AND DIVERSIFY INTO ADJACENT INDUSTRIES RV Wholesale Shipments (in thousands) 1 Priorities  Diversify further into Adjacent Industries: marine, fleet, train, bus, and heavy truck  Growth through bolt-on acquisitions 0 100 200 300 400 500 600 2015 2016 2017 2018 2019 2020 2021E 1 Source: RVIA

OEM CONTENT PER VEHICLE HAS STEADILY INCREASED

LCI INDUSTRIES

New Towable RV

- Approximately 61% of 2020 OEM Segment net sales are for Travel Trailer and Fifth-Wheel OEMs
- 100% market share in existing products, excluding Furrion, would yield an estimated $5,800 per Towable RV, 58% penetration

Content per New Towable RV


$3,346
$3,390
2019
2020

New Motorhome RV

- Approximately 7% of 2020 OEM Segment net sales are for Motorhome OEMs
- 100% market share in existing products, excluding Furrion, would yield an estimated $6,400 per Motorhome RV, 39% penetration

Content per New Motorhome RV


$2,287
$2,479
2019
2020

Note: Effective January 1, 2020, Furrion is responsible for distributing its products directly to the customer and assumed all responsibilities previously carried out by the Company relating to Furrion products. The content numbers reported above exclude all Furrion product sales from the applicable periods

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25 LCI INDUSTRIES ($ in millions) 2018 2019 1 2020 1,2 Q1 2020 1,3 Q1 2021 1 Sales $233 $279 $628 $127 $184 Operating Profit $31 $35 $67 $1 $22 % of sales 13.4% 12.5% 10.6% 0.8% 12.0% 1 CURT amortization expense did not materially impact 2019 but is approximately $9 million annually beginning in 2020 2 2020 results include a non-cash charge for inventory fair value step-up of $7.3 million related to CURT purchase 3 First quarter of 2020 results include a non-cash charge for inventory fair value step-up of $6.2 million related to CURT purchase AFTERMARKET SEGMENT PROVIDES COMPELLING RUNWAY FOR PROFITABLE GROWTH Key Drivers  Robust Aftermarket is estimated to be double the size of the new RV market each year with higher margins  CURT outperformed its pre-COVID targets for FY 2020  CURT acquisition opened up over $7.5 billion of addressable market growth  Acquired Ranch Hand in April 2021 Priorities  Position LCI as the premier aftermarket supplier and expand supplier/dealer relationships  Growth through bolt-on acquisitions

26 LCI INDUSTRIESTACTICAL CAPITAL DEPLOYMENT STRATEGY  Reduce Leverage  Disciplined Reinvestment to Drive Growth  Acquisitions that Align to Strategy and Financial Targets  Return Capital to Shareholders  Attractive Dividend Yield  Opportunistic Share Repurchases  Target Net Debt / EBITDA Leverage of 1.0x to 1.5x Historical Use of Cash Future Use of CashCash Priorities Capex 30% Acquisitions 40% Dividends 30% Capex Acquisitions Dividends Repurchases

27 APPENDIX

28 LCI INDUSTRIESRECONCILIATION OF NON-GAAP MEASURES Note: Adjusted EBITDA is a non-GAAP performance measure included to illustrate and improve comparability of its results from period to period. Adjusted EBITDA is defined as net income before interest expense, provision for income taxes, depreciation and amortization expense, and other adjustments made in order to present comparable results from period to period, which consisted of the inventory fair value step-up from the acquisition of CURT. The Company considers these non-GAAP measures in evaluating and managing the Company's operations and believes that discussion of results adjusted for these items is meaningful to investors because it provides a useful analysis of ongoing underlying operating trends. The adjusted measures are not in accordance with, nor are they a substitute for, GAAP measures, and they may not be comparable to similarly titled measures used by other companies Adjusted EBITDA ($ in millions) 2020 2019 Net Income $158 $147 Interest Expense, net 13 9 Provision for Income Taxes 51 45 Depreciation & Amortization 98 75 EBITDA $321 $276 Non-cash charge for inventory fair value step-up $7 - Adjusted EBITDA $328 $276

29 LCI INDUSTRIESRECONCILIATION OF NON-GAAP MEASURES Note: Adjusted EBITDA is a non-GAAP performance measure included to illustrate and improve comparability of its results from period to period. Adjusted EBITDA is defined as net income before interest expense, provision for income taxes, depreciation and amortization expense, and other adjustments made in order to present comparable results from period to period, which consisted of the inventory fair value step-up from the acquisition of CURT. The Company considers these non-GAAP measures in evaluating and managing the Company's operations and believes that discussion of results adjusted for these items is meaningful to investors because it provides a useful analysis of ongoing underlying operating trends. The adjusted measures are not in accordance with, nor are they a substitute for, GAAP measures, and they may not be comparable to similarly titled measures used by other companies Adjusted Net Income and Adjusted Diluted Net Income Per Common Share ($ in millions, except per share amounts) 2020 2019 Net Income $158 $147 Non-cash charge for inventory fair value step-up 7 - Income tax impact of inventory fair value step-up (2) - Adjusted Net Income $164 $147 Diluted net income per common share $6.27 $5.84 Non-cash charge for inventory fair value step-up 0.29 - Income tax impact of inventory fair value step-up (0.07) - Adjusted diluted net income per common share $6.49 $5.84

30 LCI INDUSTRIESRECONCILIATION OF NON-GAAP MEASURES 1 The Company recorded one-time non-cash charges related to adjustments to deferred tax amounts from the December 2017 enactment of the Tax Cuts and Jobs Act ("TCJA"). In addition to reporting financial results in accordance with U.S. GAAP, the Company also provides non-GAAP measures that adjust for the impact of enactment of the TCJA. These items represent significant charges that impacted the Company's financial results. Net income, diluted earnings per share, and the effective tax rate are all measures for which the Company provides the reported GAAP measure and an adjusted measure. The adjusted measures are not in accordance with, nor are they a substitute for, GAAP measures. The Company considers these non-GAAP measures in evaluating and managing the Company's operations. The Company believes that discussion of results adjusted for these items is meaningful to investors as it provides a useful analysis of underlying operating trends. The determination of these items may not be comparable to similarly titled measures used by other companies Adjusted Net Income and Adjusted Diluted Net Income Per Common Share ($ in millions, except per share amounts) Income before Income taxes Provision for Income taxes Net Income Effective tax rate Diluted earnings per share Year ended December 31, 2018 As reported GAAP $192 $44 $149 23% $5.83 Impact of TCJA 1 - (1) 1 (1%) 0.03 Adjusted non-GAAP $192 $43 $149 22% $5.86

31 LCI INDUSTRIES INDUSTRY STATISTICS SUMMARY: TOTAL RECREATIONAL VEHICLES (RV)